Contingent Liabilities and Commitments	6 Months Ended
Jun. 30, 2023
Contingent Liabilities and Commitments [Abstract]
CONTINGENT LIABILITIES AND COMMITMENTS

NOTE 3:- CONTINGENT LIABILITIES AND COMMITMENTS

Since 2006, the Company received approximately $5,830 in grants from the Israeli Innovation Authority (IIA), formerly known as the Office of the Chief Scientist. The grants were for research and development of M-001.

In return for those grants, the Company undertook to pay royalties amounting to 3%-5% on the revenues derived from sales of products or services developed in whole or in part using these grants. The maximum aggregate royalties paid generally cannot exceed 100% of the grants received by the Company, plus annual interest generally equal to the 12-month LIBOR applicable to dollar deposits, as published on the first business day of each calendar year. The maximum royalty amounts payable by the Company as of June 30, 2023 is approximately $ 5,830 which represents the total gross amount of grants actually received by the Company from the IIA including accrued interest. As of June 30, 2023, the Company had not paid any royalties to the IIA.

In light of the Phase 3 clinical trial results (see also Note 3.c above), the Company does not currently expect any revenues from M-001 and therefore does not currently expect to make any royalty payments to the IIA. Therefore, the Company does not record a liability for amounts received from IIA. As previously discussed, in the event of failure of a project that was partly financed by the IIA, the Company is not obligated to pay any royalties or repay the amounts received.

The Company is also subject to various other restrictions pursuant to the grant, including limitations on transferring IP developed with grant funds. In light of the Company’s new strategy, it does not expect these restrictions to be material to its ongoing operations.